UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 2021

Ecoark Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53361	30-0680177
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Pearl Parkway Suite 200, San Antonio, TX	78215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 1-800-762-7293

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01 Entry into a Material Definitive Agreement.

On March 2, 2021, Ecoark Holdings, Inc. (the “Company”) entered into a Consulting Agreement (the “Consulting Agreement”) with Centrecourt Asset Management LLC, a New York limited liability company (the “Consultant”), and Richard Smithline solely for the purpose of Section 12 thereof. Pursuant to the Consulting Agreement, the Company agreed to issue to the Consultant $675,000 of shares of the Company’s common stock, par value $0.001 per share, (the “Common Stock”), as compensation for the financial advisory services to be provided by the Consultant thereunder and for services previously rendered by the Consultant. The number of shares of Common Stock to be issued to the Consultant will be determined based on the lower of $8.05 per share, which is the closing price of the Common Stock on February 2, 2021, and (ii) the closing price of the Common Stock on the date of the effectiveness of a registration statement which the Company agreed to file by April 1, 2021 or as soon thereafter as is commercially reasonable at the request of the Consultant pursuant to a Registration Rights Agreement entered into by and between the Company and the Consultant concurrently with the Consulting Agreement for purposes of registering the sale of all such shares by the Consultant or its designees (the “Registration Rights Agreement”).

Under the Consulting Agreement, the Company also agreed to pay the Consultant such other fees as are mutually agreed by the parties, and to indemnify the Consultant for certain losses and liabilities incurred by the Consultant in performing services for the Company pursuant thereto.

The shares of Common Stock issuable pursuant to the Consulting Agreement were not registered under the Securities Act of 1933 (the “Act”) and will be issued to the Consultant in reliance upon the exemption from registration contained in Section 4(a)(2) of the Act and Rule 506(b) promulgated thereunder.

The foregoing description of the Consulting Agreement and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the Consulting Agreement filed as Exhibit 10.1 and the Registration Rights Agreement filed as Exhibit 10.2 to this Current Report on Form 8-K and in each case incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit
10.1	Consulting Agreement between the Company, Centrecourt Asset Management LLC and Richard Smithline dated March 2, 2021
10.2	Registration Rights Agreement between the Company and Centrecourt Asset Management LLC dated March 2, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

March 8, 2021	Ecoark Holdings, Inc.

	By:	/s/ Randy S. May
Randy S. May Chief Executive Officer

2